Exhibit 99.1

American National Bankshares Inc. and HomeTown Bankshares Corporation Announce Regulatory Approvals for Proposed Merger

For more information, contact:

Jeffrey V. Haley	Susan K. Still
President & Chief Executive Officer	President & Chief Executive Officer
American National Bankshares Inc.	HomeTown Bankshares Corporation
haleyj@amnb.com	sstill@HomeTownBankVa.com
434.773.2259	540.278.1705

FOR IMMEDIATE RELEASE:	March 7, 2019

DANVILLE, VA, March 7, 2019 – American National Bankshares Inc. (NASDAQ: AMNB – “American”) headquartered in Danville, Va., and HomeTown Bankshares Corporation, (NASDAQ: HMTA - “HomeTown”), headquartered in Roanoke, Va., today jointly announced the receipt of regulatory approvals from the Office of the Comptroller of the Currency, the Federal Reserve Bank of Richmond, and the Virginia State Corporation Commission to move forward with the proposed merger of HomeTown with and into American. The proposed merger remains subject to shareholder approval and special shareholder meetings for both companies are set for March 19, 2019.

“We are pleased to have received all required regulatory approvals. We look forward to receiving shareholder approvals and plan to close the merger effective April 1st,” said Jeffrey V. Haley, President and Chief Executive Officer of American.

About American

American National Bankshares Inc. is a multi-state bank holding company with total assets of approximately $1.9 billion. Headquartered in Danville, Va., American is the parent company of American National Bank and Trust Company (“American National Bank”). American National Bank is a community bank serving southern and central Virginia and north central North Carolina with 24 banking offices and two loan production offices. American National Bank also manages an additional $769 million of trust, investment and brokerage assets in its Trust and Investment Services Division. Additional information about American and American National Bank is available at www.amnb.com.

Shares of American are traded on the Nasdaq Global Select Market under the symbol “AMNB.”

About HomeTown

HomeTown Bankshares Corporation is the parent company of HomeTown Bank, which officially opened for business on November 14, 2005. HomeTown Bank offers a full range of banking services to small and medium-size businesses, real estate investors and developers, private investors, professionals and individuals. HomeTown Bank serves three markets including the Roanoke Valley, the New River Valley and Smith Mountain Lake through six branches, seven ATMs, HomeTown

Mortgage and HomeTown Investments. A high level of responsive and personal service coupled with local decision-making is the hallmark of its banking strategy. For more information, please visit www.hometownbank.com.

Shares of HomeTown are traded on the Nasdaq Capital Market under the symbol “HMTA.”

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, American has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of American common stock to be issued to the shareholders of HomeTown. The registration statement includes a joint proxy statement/prospectus, which was first mailed to the shareholders of American and HomeTown on or about February 13, 2019. In addition, each of American and HomeTown may file other relevant documents concerning the proposed merger with the SEC.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AMERICAN, HOMETOWN AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov. Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to American National Bankshares Inc., 628 Main Street, Danville, Virginia 24541, Attention: Investor Relations (telephone: (434) 792-5111) or HomeTown Bankshares Corporation, 202 South Jefferson Street, Roanoke, Virginia 24011, Attention: Investor Relations (telephone: (540) 345-6000) or by accessing American’s website at www.amnb.com under “Investors – Financial Documents – Documents/Filings” or HomeTown’s website at www.hometownbank.com under “Investors – Investor Relations – SEC Filings.” The information on American’s and HomeTown’s websites is not, and shall not be deemed to be, a part of this release or incorporated into other filings either company makes with the SEC.

American, HomeTown and their respective directors, executive officers and members of management may be deemed to be participants in the solicitation of proxies from the shareholders of American and HomeTown in connection with the merger. Information about the directors and executive officers of American is set forth in the proxy statement for American’s 2018 annual meeting of shareholders filed with the SEC on April 12, 2018. Information about the directors and executive officers of HomeTown is set forth in the proxy statement for HomeTown’s 2018 annual meeting of shareholders filed with the SEC on April 5, 2018. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement/prospectus.

Caution Regarding Forward-Looking Statements

Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the merger, including future financial and operating results, cost savings and enhanced revenues that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Each of American and HomeTown intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. The companies’

respective abilities to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors that could have a material effect on the operations and future prospects of each of American and HomeTown and the resulting company, include but are not limited to: (1) the businesses of American and/or HomeTown may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected timeframe; (3) revenues following the merger may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the merger; (5) the ability to obtain the required shareholder approvals and the ability to complete the merger on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, legislation and regulation, and monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury, Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve System; (7) the quality and composition of the loan and securities portfolios, demand for loan products, deposit flows, competition, and demand for financial services in the companies’ respective market areas; (8) the implementation of new technologies, and the ability to develop and maintain secure and reliable electronic systems; (9) accounting principles, policies, and guidelines; and (10) other risk factors detailed from time to time in filings made by American and HomeTown with the SEC. American and HomeTown undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

This release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.

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